Exhibit 10

ADDENDUM NO. 8 TO THE MERGER AGREEMENT

entered into between

SIBANYE GOLD LIMITED

and

GOLD ONE SOUTH AFRICA PROPRIETARY LIMITED in its capacity as the successor in title of GOLD ONE INTERNATIONAL LIMITED

TABLE OF CONTENTS

1.	PARTIES	1
2.	ADDENDUM NO. 8	1
3.	INTRODUCTION	1
4.	AMENDMENTS TO THE AGREEMENT BY THIS ADDENDUM NO. 8	1
5.	APPLICABILITY OF THE AGREEMENT	2
6.	NO VARIATION	2
7.	COUNTERPARTS	2
8.	COSTS	2

1.                                      PARTIES

1.1                               The Parties to this addendum are-

1.1.1                                 Sibanye Gold Limited (Registration No. 2002/031431/06), a company incorporated and registered in accordance with the laws of South Africa (“Sibanye”);

1.1.2                                 Gold One South Africa Proprietary Limited (Registration No. 2014/108717/07), a company incorporated and registered in accordance with the laws of South Africa (“GOSA”), in its capacity as the successor in title of Gold One International Limited (ABN 35094265746), a company incorporated and registered in accordance with the laws of Australia and registered in South Africa as an external company (as defined in the South African Companies Act), under Registration No. 2009/000032/10 (“Gold One International”); and (the above parties are collectively referred to herein as the “Parties”).

2.                                      ADDENDUM NO. 8

2.1                               It is recorded and agreed that this is Addendum No. 8 to the written merger agreement entered into between the Parties, and Newshelf 1114 Proprietary Limited (Registration No. 2010/018841/07), a company incorporated and registered in accordance with the laws of South Africa (“Newshelf 1114”), on 16 August 2013 (as subsequently amended by addenda numbers 1 to 7 thereto) (the “Agreement”), whereby the Agreement is amended in the respects set out in clause 3 below, with effect from the date on which the Party last signing this Addendum No. 8 signs it (“Addendum No. 8 Signature Date”).

2.2                               Each capitalised term used but not otherwise defined in this Addendum No. 8 shall have the meaning ascribed thereto in the Agreement.

3.                                      INTRODUCTION

3.1                               Clause 7 of the Agreement entitles Gold One International to nominate, with effect from the Signature Date, such number of Gold One Board Representatives that are proportionally representative of Gold One International’s shareholding in Sibanye on the Delivery Date, plus 1 (one) additional director.

3.2                               It is recorded and agreed that the Parties intend for the number of Gold One Board Representatives nominated to the Sibanye Board in terms of clause 7 to be proportionately representative, at the time of the relevant election, of Gold One International’s shareholding in Sibanye, by reference to the total number of Sibanye shares in issue and entitled to be voted in an election of members of the Sibanye Board and the total number of members of the Sibanye Board at the time, plus, under certain circumstance, 1 (one) additional Gold One Board Representative.

4.                                      AMENDMENTS TO THE AGREEMENT BY THIS ADDENDUM NO. 8

4.1                               The Agreement is hereby amended, with effect from the Addendum No. 8 Signature Date, in the respects set out in this clause 4.

4.2                               Clauses 7.1 and 7.1.1 are hereby deleted and replaced with the following new clauses 7.1 and 7.1.1:

“7.1.                     After the Delivery Date and for so long as Gold One International remains a shareholder of Sibanye, Gold One International shall be entitled to nominate such number of Gold One Board Representatives as will be proportionately representative of Gold One International’s shareholding in Sibanye on the date of the relevant election of members of the Sibanye Board, rounded to the nearest whole number, it being recorded that —

7.1.1.                  should Gold One International’s shareholding in Sibanye at the time of an election as envisaged in clause 7.1 above be 20% (twenty percent) or more of the issued shares of Sibanye entitled to be voted at such election, Gold One International shall be entitled to nominate 1 (one) additional Gold One Board Representative (in addition to the Gold One Board Representatives nominated in terms of clause 7.1 above);”

5.                                      APPLICABILITY OF THE AGREEMENT

Save for the amendments provided for herein, the remaining terms and conditions contained in the Agreement shall remain and continue to be of full force and effect between the Parties, provided that should there be any conflict between the Agreement as amended and this Addendum No. 8, the provisions of this Addendum No. 8 shall prevail.

The rights and obligations of Newshelf 1114, being a wholly owned subsidiary of Sibanye, under the Agreement and this Addendum No. 8 shall be assumed in whole by Sibanye.

6.                                      NO VARIATION

No variation of, or addition to or agreed cancellation of this Addendum No. 8 shall be of any force or effect unless it is reduced to writing and signed by or on behalf of the Parties.

7.                                      COUNTERPARTS

This Addendum No. 8, may be executed and delivered in counterparts by the Parties, each of which when so executed and delivered shall be deemed to be an original and all of which when taken together shall constitute one and the same Addendum, and may be delivered by facsimile or scanned and emailed.

8.                                      COSTS

Each Party shall pay its own costs incurred in connection with the negotiation and conclusion of this Addendum No. 8.

2

For	SIBANYE GOLD LIMITED

Signature:	/s/ N. Froneman
	director	director/secretary
	who warrants that he / she is duly authorised thereto	who warrants that he / she is duly authorised thereto

Name:
Date:	Sep 4, 2017	Sep 4, 2017
Place:

Witness:

Witness:

For	GOLD ONE SOUTH AFRICA PROPRIETARY LIMITED in its capacity as the successor in title of GOLD ONE INTERNATIONAL LIMITED

Signature:	/s/ Phillip Spencer
	director	director/secretary
	who warrants that he / she is duly authorised thereto	who warrants that he / she is duly authorised thereto

Name:
Date:	Sep 4, 2017	Sep 4, 2017
Place:

Witness:

Witness: